December 29, 2011

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Growth Portfolio
Rochdale Mid/Small Value Portfolio

Supplement dated December 29, 2011 to
Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2011, as amended

Rochdale Investment Management LLC (“RIM”), the advisor to the Rochdale Mid/Small Growth Portfolio and Rochdale Mid/Small Value Portfolio (the “Portfolios”), has recommended, and the Board of Trustees of the Rochdale Investment Trust has approved, the liquidation of the Portfolios.  The Portfolios were closed on December 28, 2011.

All references to the Rochdale Mid/Small Growth Portfolio and the Rochdale Mid/Small Value Portfolio are hereby deleted from the Prospectus and SAI.

Please retain this Supplement with the Prospectus and SAI.